SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2003

                           MOLECULAR DIAGNOSTICS, INC.
               (Exact Name of Company as Specified in Its Charter)

          DELAWARE                   0-935                    36-4296006
(State or other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)

                            414 NORTH ORLEANS STREET
                                    SUITE 510
                             CHICAGO, ILLINOIS 60610
              (Address and Zip Code of Principal Executive Offices)

                                 (312) 222-9550
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountants

Ernst & Young LLP resigned as auditors of the Company effective February 25,
2003.

The reports of Ernst & Young LLP on the Company's 2000 and 2001 financial statements, respectively, were modified regarding the Company's ability to continue as a going concern. The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and, other than as described in the previous sentence, were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years in the period ended December 31, 2001, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

In accordance with paragraph 304(a)(1)(v)A of Regulation S-K, which requires a registrant to also disclose whether the former auditors have advised the registrant that the internal controls necessary to develop reliable financial statements do not exist, the Company reports that a letter from Ernst & Young LLP to the Company's audit committee dated April 8, 2002 reported material weaknesses related to the following matters, which were also discussed between the Company's audit committee and Ernst & Young LLP:

      o Ernst & Young LLP reported that the financial oversight function to monitor and summarize appropriately the transactions and operations of the Company was ineffective.

      o Ernst & Young LLP reported that significant account reconciliations/analyses were not performed on a timely basis and, additionally, in cases where reconciliations/analyses were prepared, reconciling items had not been investigated and reconciliations were not reviewed or approved.

In a meeting with the Company's audit committee on August 13, 2002, management reported to the committee that it has developed procedures, forms, checklists and reporting packages to address these weaknesses and some progress has been made to improve the Company's system of internal controls.

The Company has authorized Ernst & Young LLP to respond fully to the inquiries of the successor auditor regarding these matters.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 4, 2003, is filed as Exhibit 1 to this Form 8-K.

Management has met with representatives of several nationally recognized accounting firms with the intent of hiring a new auditor.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOLECULAR DIAGNOSTICS, INC.

                                           /s/ Peter P. Gombrich
                                           ------------------------------------
                                           Peter P. Gombrich
                                           Chairman and Chief Executive Officer

Date: March 4, 2002

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                                  EXHIBIT INDEX

Exhibit Number                                 Description
--------------------------------------------------------------------------------
      1                                        Ernst & Young Letter